

Omnicare

JP Morgan Global High Yield & Leveraged Finance Conference

February 25, 2013

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Primary Businesses

Two Distinct Growth Platforms

Long-Term Care Group		Specialty Care Group
Institutional pharmacy	**Business Overview**	Specialty pharmaceutical services and end-of-life care management
Skilled nursing, assisted living and other chronic care institutions	**Customers**	Patients, providers, care-givers, nurses, physicians, manufacturers
Industry leader	**Market Position**	Varies by operating platform
~110 million	**Annual Prescriptions**	~8 million[1]

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare

Omnicare's Primary Businesses
By the Numbers


2012 Revenue
$10.3M
$1,301.8M
$4,848.3M
Long Term Care
Specialty Care
Other
2012 Adjusted Operating Income(1)(2)
-$181.6M
$131.5M
$614.4M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
2. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare believes that certain investors find EBIT to be a useful tool for measuring a company's operating performance. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Omnicare's Compelling Ability to Create Value

Focus on Three Priorities

LTC Organic Growth	• Sales and operational realignment • Script growth
SCG Momentum	• Consistent innovation and operating discipline • Rapidly growing market
Efficient Capital Allocation	• Strong cash flow generation • Flexible capital structure • Focus on returning value to shareholders through dividends and share repurchases

Increased Shareholder **Value**

Omnicare

Market Trends

Demographic Trends

Aging Population Shaping US Healthcare Systems[(1)]


450,000,000
425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
Aged 85+
Aged 65-84
Under 65
2.9% CAGR
1.5% CAGR
0.4% CAGR
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population[(2)]

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2011*

Omnicare

Specialty Pharmaceutical Market Trends

Continued Growth for the Foreseeable Future(1)



US Drug Spend Market Share – 2011
23%
Traditional Drugs
Specialty Drugs



US Drug Spend Market Share – 2016
42%
Traditional Drugs
Specialty Drugs

Specialty drug market continues to **grow rapidly** through increased utilization and new drug introductions

1. *Source: IMS Health and Omnicare Data*

Specialty Pharmaceutical Market Trends

Pharmaceutical Pipeline Abundant with Specialty Products[1]


Marketed & Approved Products
Specialty Drugs
8%
Traditional Drugs
92%
0%
25%
50%
75%
100%
Market Share


Pipeline Products
Specialty Drugs
42%
Traditional Drugs
58%
0%
20%
40%
60%
80%
Share of Development Pipeline

More than 900 **specialty products** in the **pipeline**[2], with over 400 in late-stage development

1. *Source: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012*
2. *Source: PhRMA, Biotechnology Medicines in Development – 2011*

Omnicare

Omnicare

Long-Term Care Group

Long-Term Care Group

Institutional Pharmacy Value Proposition







	Clinical Services	Pharmacy Operations	Technology Services
Standard	SNF chart reviews Regular point of contact for customer	Unit dose medication packaging 24/7 medication delivery to meet admission schedule	Faxed new and refill orders Payer source verification
Omnicare Differentiators	Industry standard Geriatric Pharmaceutical Guidelines® Facility formulary initiatives Pharmacy clinical edits Generics first Utilization solutions	eRefill Managed care exclusions Discharge to home Returns Split billing Proprietary automation	Omniview reporting MyOmniview OmniviewDr Electronic Medication Administration Record (eMAR) Census feed

Omnicare

Omnicare Clinical Services

Clinical Tools Designed to Improve Quality of Care

- Generic Conversion Rates
- Omnicare Select Agent List Reference
- Admissions Preview
- Facility Formulary Implementation (where permissible)
- Prospective Therapeutic Interchange Program
- Utilization Trend Reporting
- Nursing Preview Call Center
- Implementation of Facility-level Pharmacy & Therapeutics Committee


Long-Term Care Group

Omnicare's clinical programs generate average annual **cost savings** of 5%-15% for our facility customers[1]

1. *Varies by customer, based on Omnicare internal data*

Omnicare Pharmacy Operations
Infrastructure Ensures National Reach



MA
CT
NJ
MD
MAP KEY
LTC Hub Pharmacies
of SCG Locations
Corporate office

Omnicare's network includes 32 regional hubs and over 120 spoke pharmacy locations

Omnicare

Omnicare Technology Services

Technology Offering Fully Integrated Through Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Refining Long-Term Care Focus

Three-Phase Operational Plan for Sustainable Growth

Phase 1: First 100 Days

- Operating discipline
  - Accountability
  - Collaboration and idea sharing
- Key executive changes
- Business assessment
  - Sales, Retention, Automation, etc.

Phase 2: Day 101 thru 2Q13

- Act on Phase 1 takeaways
- Improve structure: realign five divisions into four
- Define sales strategy and begin implementation
  - Align organization with market opportunities, redeploy resources, add sales talent, refine targeting and sales strategy, establish consistent go-to-market message

Phase 3: 3Q13 and Beyond

- Assess the benefits realized during Phase 1 and 2
  - Adjust model where necessary to improve effectiveness
- Establish consistent monitoring to ensure our model and value proposition continue to be aligned with the needs of the market
- Launch refined Assisted Living service delivery model
- Ensure network maximizes scale opportunities, customer needs

Establishing Consistent Organic Growth in LTC

Leveraging Omnicare's Assets

- Controllable organic growth dependent on…

Retention

- Operational excellence initiatives to drive service improvements
- Expanded technology offerings
- Manage relationship and communicate opportunities for additional savings

Sales

- Understand market opportunities
- Align value proposition to market needs
- Define go-to-market message
- Redeploy resources to highest potential markets

Retention initiatives aimed at reducing controllable service-related bed losses

Omnicare

Continued Emphasis on Controlling Bed Losses

Heightened Focus on the Underperformers

- Hub performance and retention inconsistent
  - Six regional service areas significantly underperforming
- Opportunity to increase organic growth potential by standardizing operations across all service areas


2012 Retention Rate by Regional Service Area
Annualized Retention Rates
100%
90%
80%
70%
60%
50%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
Regional Service Areas
2012 Average Retention

Excluding the six underperforming regional service areas, annualized retention rate is approximately **93%**

Omnicare

Sales Initiatives Key to Improving Results

Sales Transformation Focused on Enhancing Selling Effectiveness

- Resources not aligned with opportunities
  - Best sales resources not focused on highest-potential areas
- Value proposition not communicated consistently
- Structure not maximizing resources
  - Rebalance allocation of sales management, associates and inside sales
- Sales tools not optimized
  - Improve market analysis
  - Timely, accurate customer information to improve efficiency

Believe organic growth is sustainable with the right sales strategy in place

Omnicare

Refining Long-Term Care Focus on Operations

Expectations for Three-Phase Plan

- Upon completion of our operational plan, we expect:
  - Improved retention
  - Increased sales


Retention Rate Expectations
Retention Rate
92.3%
2012


Organic Sales Expectations
New Bed Additions
12,991
4Q12

Improved sales and consistent customer retention are key for **consistent organic growth** in Long-Term Care Group

Refining Long-Term Care Focus

Identifying Fastest Growing Segment of the Senior Housing Market



Senior Housing Occupancy Trends(1)
92%
91%
90%
89%
88%
87%
86%
85%
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
Skilled Nursing
Assisted Living
Independent Living

While senior housing census has nearly fully recovered since the recession, skilled nursing occupancy remains challenged

1. *Source: National Investment Center (NIC) for the Senior Housing & Care Industry*

Omnicare

Refining Long-Term Care Focus

Additional Focus on Growing Assisted Living Market

- Assisted Living Communities
  - Customized programs targeted at assisted living market
  - Three-pronged growth opportunity



Assisted Living Opportunity
Increase Penetration Rate
Expand Customer Base
Grow with Industry

Omnicare

Specialty Care Group

Specialty Care Group

Omnicare's Five Operating Platforms

	Brand Support Services	Supply Chain Solutions	Patient Support Services	Specialty Pharmacy	End of Life Care
Customer	Manufacturer			Third Party Payers	Hospices
Revenue	Fee for Service Model			Buy/Sell Model	Per Diem Model
Product	Manufacturer owns the product			SCG owns the product	

Omnicare

Specialty Care Group

Ideal Partner to Deliver End-to-End Value



Brand Support



Third Party Logistics (3PL)



Consigned Pharmacy



Specialty Pharmacy



Medication Therapy Management

Integration of Manufacturer Focused Services

- Manufacturer focused
- Enhanced speed to therapy
- Flexible solutions adaptable to specific brand needs
- Efficient & timely capture of data, effective brand decisions
- Cost optimized
- Seamless, “One” patient experience

Omnicare

Specialty Care Group

Continuing SGC Growth Momentum


Revenue (in $ millions)
Revenues
Adjusted Operating Profit (1)
Operating Profit (in $ millions)
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
3Q
4Q
2010
1Q
2Q
3Q
4Q
2011
1Q
2Q
3Q
4Q
2012
3Q: • EVP hired • SCG Formed • Evaluation of existing SP operations
4Q: • SVP/GM for ACS • Relocation of ACS operations
1Q: • Open new logistics center • VP of Business Develop-ment
2Q: • Sales strategy developed • Sales team deployment • SCG VP Operations
3Q: • VP of Access Solutions • Consolida-tion of satellite pharmacies
4Q: • SVP/GM for excelleRx
1Q: • Launched Xenazine exclusivity • VP Brand Support • BSS center expansion
2Q: • Expansion of ACS operations
3Q: • ACS added to XTANDI limited distribution network • NTLC licensed for schedule III-V controlled substances

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Information' from the 'Investors' page.*

Omnicare

Specialty Care Group

Maximizing Internal and External Opportunities

Omnicare specialty care growth has been robust…
and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
  - Investments made to support solutions sales process
  - Platform-specific experts added to expand capabilities
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities
- Biosimilars' pathway to market

Annual **revenue growth** rate for Omnicare's specialty care business **exceeds 20%**(1) and adjusted **operating profit**(2) **growth** rate **exceeds 30%**(1)

1. *Year-over-year growth rates based on full-year 2012 results vs. 2011.*
2. *Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures can be found on our website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Financial Overview

Operating Performance

Eight-Quarter Trend[1] *(in millions, except percentage data)*



34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Presription Dispensed



85%
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Generic Dispense Rate



$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Sales



13.4% EPS CAGR
$110
$100
$90
$80
$70
$60
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Adjusted Cash Based Net Income
Diluted Cash EPS

1. *Excludes discontinued operations.*

Omnicare

Focus on Cash Flow

Cash Flow Drives Substantial Value

- Highly compelling financial attribute is cash flow generation capability
  - High quality of earnings
  - Creates flexibility for capital allocation initiatives


Quarterly Adjusted EBITDA(1) vs. CFFO
(in $ millions)
$250
$200
$150
$100
$50
$0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Adjusted EBITDA
Cash Flow from Operations

Omnicare has generated over $1.0 billion in cash flows from operations in the last two years

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page*

Omnicare

Capital Allocation Program

Acquisitions

- Disciplined approach to acquisitions
  - Minimum 15% after-tax returns
  - Strong operations without compliance issues - LTC
  - Strong growth trajectory to justify multiples – SCG
- More disciplined approach has reduced the number and amount of acquisitions



Historic Use of CFFO for Acquisitions
CFFO (in $ millions)
$600
$500
$400
$300
$200
$100
$0
52%
19%
30%
19%
6%
2008
2009
2010
2011
2012
12
10
8
6
4
2
0
# of Acquisitions
Acquisition Spend
Cash Flow from Operations
# of Acquisitions

Reduced acquisition spend has enabled increased cash available for capital allocation strategies

Omnicare

Capital Allocation Program

Dividend Program Focused on Maintaining Reasonable Yield

- Dividend program
  - Since 2Q10 the dividend has been increased four times, representing a greater than 500% increase
  - Current dividend rate yields 1.4%[1] and will continue to be reviewed



Commitment to Dividend
Dividend Paid
(in $ millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Dividend Yield
Dividend
Dividend Yield

Substantial increase in dividend program reflects our confidence in the business and our ability to maximize our **strong financial position** and **robust cash flow**

1. *Based on 2/11/13 closing stock price of $39.51 per share*

Omnicare

Capital Allocation Program

Share Repurchases Focused on Increasing Returns, Reducing Shares

- Share repurchases
  - From 2Q10-4Q12, Omnicare has repurchased 19.2 million shares at an average price of $30.17



$400
$350
$300
$250
$200
$150
$100
$50
$0
Capital Returned by Shares Repurchases
(in $ millions)
120.0
117.5
115.0
112.5
110.0
Outstanding Share Count
(in millions)
2009
2010
2011
2012
Share Repurchases
Diluted Share Count

2013 will include full-year impact of $250 million ASR agreement entered into in November 2012

Omnicare

Capital Allocation Program

Debt Repayment



Major Debt Maturity Schedule(1)
(in $ millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2013
2014
2015
2016
2017
2018
2019
2020
2025
2033
2042
As of 9/30/10
As of 12/31/12

Capital restructuring initiatives have created more flexibility to raise capital for the right acquisition or gradually reduce leverage

1. *Assumed convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.*

Omnicare

Credit Profile[1]

Three-Year Trend

	2010	2011	2012
• Debt/Total Capital	35.6%	34.5%	37.0%
• Net Debt/Total Capital	29.7%	27.2%	31.4%
• Leverage Ratio (Debt to EBITDA) Non-GAAP:			
– Total Debt	4.28x	3.89x	3.66x
– Net Debt	3.45x	2.94x	2.99x
– All Net Debt	2.78x	2.39x	2.45x
• Cash Position[2] *(in millions)*	$496.5	$582.6	$455.3

1. *Excludes special items and discontinued operations*
2. *Includes restricted cash*

Full-Year 2013 Guidance

	2012 Results	FY 2013 Guidance[1]	% Change
• Revenue	$6.2B	$6.1B to $6.2B	-1.6% to 0.0%
• Adjusted cash earnings per diluted share[2]	$3.36	$3.47 to $3.57	3.3% to 6.3%
• Cash flows from operations[3]	$544M	$450M to $500M	-17.3% to -8.1%

Midpoint of 2013 guidance reflects a 10.2% two-year CAGR for cash earnings per diluted share

1. Guidance provided on February 19, 2013
2. Excludes special items. A description of special items has been attached to our press release and is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Excludes settlement payments

Omnicare



Omnicare

JP Morgan Global High Yield & Leveraged Finance Conference

February 25, 2013